
HELIX
ENERGY SOLUTIONS

First Quarter 2019 Conference Call

April 23, 2019

Navigating the present, focusing on the future.

Forward-Looking Statements

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements regarding our ability to enter into and/or perform commercial contracts; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including Helix's most recently filed Annual Report on Form 10-K and in Helix's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.

Social Media

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Presentation Outline



Executive Summary


SIEM HELIX 1

Executive Summary

($ in millions, except per share data)	Three Months Ended 3/31/19	3/31/18	12/31/18
Revenues	$ 167	$ 164	$ 158
Gross profit	$ 16	$ 13	$ 14
	10%	8%	9%
Non-cash loss on equity investment	$ -	$ -	$ (3)
Net income (loss)	$ 1	$ (3)	$ (14)
Diluted earnings (loss) per share	$ 0.01	$ (0.02)	$ (0.09)
Adjusted EBITDA[1]			
Business segments	$ 37	$ 33	$ 36
Corporate, eliminations and other	(7)	(5)	(13)
Adjusted EBITDA	$ 30	$ 28	$ 23
Cash and cash equivalents	$ 220	$ 274	$ 279
Cash flows from operating activities[2]	$ (34)	$ 41	$ 46

[1] Adjusted EBITDA is a non-GAAP financial measure. See non-GAAP reconciliations on slide 25.

[2] Cash flows from operating activities during the three months ended March 31, 2019 includes $17 million of regulatory certification costs for our vessels and systems.

Executive Summary

Highlights – Q1 2019

- Net income of $1 million, $0.01 per diluted share, compared to net losses of $(14) million, $(0.09) per diluted share, in Q4 2018 and $(3) million, $(0.02) per diluted share, in Q1 2018
- Adjusted EBITDA[1] of $30 million compared to $23 million in Q4 2018 and $28 million in Q1 2018
- Operating cash flow of $(34) million compared to $46 million in Q4 2018 and $41 million in Q1 2018
  - Operating cash flow impacted by timing of receipts from customers and planned spending for regulatory certification of our vessels and systems
- Free Cash Flow[1] of $(46) million compared to $(36) million in Q4 2018 and $20 million in Q1 2018

[1] Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See non-GAAP reconciliations on slide 25.

Executive Summary

Operations – Q1 2019

- Well Intervention
  - Utilization of 74% across the well intervention vessel fleet
    - 92% in the GOM
    - 32% in the North Sea; Seawell and Well Enhancer completed regulatory dry docks
    - 98% in Brazil
  - 15K IRS utilization 87%; 10K IRS idle during quarter
- Robotics
  - Robotics chartered vessels utilization 88%, including 84 spot vessel days
  - ROVs, trenchers and ROVDrill utilization 39%, including 133 trenching days
- Production Facilities
  - Helix Producer 1 operated at full rates during quarter, completed regulatory dry dock; reduced rates for Helix Fast Response System; nominal production benefit

Executive Summary

Balance Sheet

- Liquidity[1] of approximately $367 million at 3/31/19
- Cash and cash equivalents totaled $220 million at 3/31/19
  - $13 million of cash used for scheduled debt principal repayments in Q1 2019
  - $28 million of cash used for capital expenditures, including $17 million of regulatory certification costs for our vessels and systems, in Q1 2019
- Long-term debt[2] of $429 million at 3/31/19 compared to $440 million at 12/31/18
- Net debt[3] of $209 million at 3/31/19 compared to $161 million at 12/31/18; see debt instrument profile on slide 17
- New lease accounting rules placed approximately $247 million of operating lease assets and liabilities on the balance sheet as of 3/31/19, primarily related to vessel charters
- Droshky acquisition resulted in $54 million of asset retirement obligation liabilities and related receivable and other assets as of 3/31/19

[1] Liquidity is calculated as the sum of cash and cash equivalents ($220 million) plus available capacity under our revolving credit facility ($147 million)
[2] Net of unamortized discounts and issuance costs
[3] Net debt is calculated as long-term debt less cash and cash equivalents

Operational Highlights by Segment



Business Segment Results

	Three Months Ended					
	3/31/19		3/31/18		12/31/18	
Revenues						
Well Intervention	$ 122		$ 130		$ 115	
Robotics	39		27		38	
Production Facilities	15		16		16	
Intercompany Eliminations	(9)		(9)		(11)	
Total	$ 167		$ 164		$ 158	
Gross profit (loss), %						
Well Intervention	$ 13	11%	$ 18	14%	$ 8	7%
Robotics	(2)	-4%	(12)	-44%	-	
Production Facilities	5	31%	7	46%	6	40%
Total	$ 16	10%	$ 13	8%	$ 14	9%

First Quarter 2019

- Well Intervention achieved 74% utilization across the vessel fleet
- Q4000 97% utilization; Q5000 87% utilization
- Well Enhancer 24% utilization; Seawell 40% utilization
- Siem Helix 1 98% utilization; Siem Helix 2 98% utilization
- Robotics achieved 88% utilization on chartered vessel fleet; 39% utilization of ROVs, trenchers and ROVDrill

Well Intervention – GOM

Gulf of Mexico

- Q5000 – 87% utilization in Q1 2019 performing 15K intervention work for BP; incurred unplanned downtime during quarter
- Q4000 – 97% utilization in Q1 2019 performing a combination of abandonment and production enhancement operations on 11 wells for one customer
- 15K IRS rental unit – 87% utilization in Q1 2019 performing intervention work for BP on the Q5000
- 10K IRS rental unit – system idle in Q1 2019



Q5000



Q4000

Well Intervention – North Sea

North Sea

- Well Enhancer – 24% utilization in Q1 2019
  - Performed diving operations for one customer and intervention operations for another
  - Completed regulatory dry dock during winter warm stack period and commenced operations in early March
- Seawell – 40% utilization in Q1 2019
  - Operational for three customers in diving and intervention mode
  - Completed regulatory dry dock during winter warm stack period and commenced operations in mid-February



Well Enhancer



Seawell

HELIX ENERGY SOLUTIONS

Navigating the present, focusing on the future.

Well Intervention – Brazil

Brazil

- Siem Helix 1 – 98% utilization during Q1 2019; performed abandonment scope on one well and workover and performance enhancement operations on two wells
- Siem Helix 2 – 98% utilization during Q1 2019; performed workover and performance enhancement operations on five wells



Siem Helix 1



Siem Helix 2

Robotics

- 88% chartered vessel fleet utilization (including spot vessels) in Q1 2019; 39% utilization for ROVs, trenchers and ROVDrill
- Grand Canyon (North Sea) – 100% utilization during Q1 2019 performing trenching operations
- Grand Canyon II (GOM) – 72% utilization during Q1 2019 performing ROV support projects for two customers
- Grand Canyon III (North Sea) – 80% utilization during Q1 2019 including 43 days trenching and 29 days of ROV support
- Spot Vessels – 84 days of spot vessel utilization during Q1 2019
- Trenching – 133 days of trenching operations during Q1 2019



ROV



Grand Canyon II

HELIX ENERGY SOLUTIONS

Navigating the present, focusing on the future.

Utilization



100%
80%
60%
40%
20%
0%
74% 79% 73%
88%
78%
56%
39% 36%
30%
Well Intervention Vessels
ROV and Trencher Support Vessels
ROVs and Trenchers
Q1 2019
Q4 2018
Q1 2018

- Q5000
- Q4000
- Seawell
- Well Enhancer
- Siem Helix 1[1]
- Siem Helix 2[1]

- Grand Canyon[1]
- Grand Canyon II[1]
- Grand Canyon III[1]
- Deep Cygnus[1,2]
- Spot vessels[1]

- 46 ROVs[3]
- 1 ROVDrill unit[3]
- 5 Trenchers

[1] Chartered vessel
[2] Charter terminated in February 2018
[3] One ROV and one ROVDrill retired in Q4 2018

Key Financial Metrics


GRAND CANYON III

Debt Instrument Profile

Total funded debt[1] of $466 million at 3/31/19

- $125 million Convertible Senior Notes due 2022 – 4.25%
- $125 million Convertible Senior Notes due 2023 – 4.125%
- $33 million Term Loan – LIBOR + 4.25%
  - Amortization payments of $3.7 million in 2019 and remaining balance of $29 million in 2020
- $67 million MARAD Debt – 4.93%
  - Semi-annual amortization payments
- $116 million Q5000 Loan – LIBOR + 2.50%[2]
  - Quarterly amortization payments of approximately $8.9 million with a final balloon payment of $80 million at maturity in 2020

Principal Payment Schedule at 3/31/19
($ in millions)



$200
$100
$0
$34
$126
$7
$133
$133
$33
2019
2020
2021
2022
2023
2024-2027
Term Loan
MARAD
Q5000 Loan
CSN 2022
CSN 2023

[1] Excludes unamortized debt discounts and debt issuance costs
[2] We have fixed through April 2020 the LIBOR interest rate on 75% of the Q5000 Loan at 1.51% utilizing interest rate swaps

HELIX ENERGY SOLUTIONS

Navigating the present, focusing on the future.

Debt & Liquidity Profile



$1,200
$800
$400
$0
($ in millions)
$554
$76
$537
$61
$749
$255
$626
$269
$496
$229
$440
$161
$429
$209
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
3/31/19
LT Debt¹
Net Debt²
Liquidity³

Liquidity of approximately $367 million at 3/31/19

1 Long-term debt is net of unamortized debt issuance costs and discount of our Convertible Senior Notes due 2022, Convertible Senior Notes due 2023 and Convertible Senior Notes due 2032 (Convertible Senior Notes due 2032 were extinguished in 2018)
2 Net debt is calculated as long-term debt less cash and cash equivalents
3 Liquidity is calculated as the sum of cash and cash equivalents ($220 million) plus available capacity under our revolving credit facility ($147 million)

2019 Outlook


HELIX



2019 Outlook: Forecast

($ in millions)		2019 Outlook		2018 Actual
Revenues	$	700 - 760	$	740
Adjusted EBITDA[1,2]		165 - 190		162
Capital Additions[3]		~140		135
Revenue Split:				
Well Intervention	$	545 - 620	$	561
Robotics		145 - 160		159
Production Facilities[2]		50 - 55		64
Eliminations		(40) - (75)		(44)
Total	$	700 - 760	$	740

Key 2019 forecast assumptions:

- Siem Helix 1 & 2 – strong performance in Brazil
- Q4000 and Q5000 – improved GOM activity in 2019
- Stable North Sea intervention market
- Improved cost structure in Robotics
- Improved ROV utilization
- New HFRS agreement
- Q7000 deployment in second half of 2019

[1] Outlook for 2019 and 2018 actuals include an approximate $20 million reduction in EBITDA for mobilization costs paid in 2016-2017 for the Brazil contracts and expensed over the term of the contracts

[2] Outlook for 2019 includes nominal benefit from oil and gas production related to Droshky acquisition

[3] Includes capitalized interest and regulatory certification costs for our vessels and systems

2019 Outlook: Well Intervention

- Total backlog at March 31, 2019 was approx. $1.1 billion, including $0.8 billion for Well Intervention
- Gulf of Mexico
  - Q4000 – contracted backlog through May 2019, with visibility into Q4 2019
  - Q5000 – contracted with BP for 270 days through Q3, then available in the spot market
  - 15K IRS rental unit – forecasted to work on four wells on Q5000 through Q2 2019; potential opportunities in Q4
  - 10K IRS rental unit – Available in spot market
- North Sea
  - Seawell and Well Enhancer – high utilization expected in Q2 and Q3; good prospects into Q4
- Brazil
  - Siem Helix 1 and 2 – working for Petrobras; Siem Helix 2 and Siem Helix 1 forecasted to incur some downtime in Q3 2019 and Q4 2019, respectively, for scheduled maintenance

2019 Outlook: Robotics

- Improved cost structure resulting from the Grand Canyon II hedge expiration in July 2019 and termination of the Grand Canyon vessel charter in October 2019
- Grand Canyon (North Sea) – expected to perform trenching work through scheduled return of the vessel in October 2019
- Grand Canyon II (GOM) – performing ROV support project through April; vessel will then transit to Asia Pacific region; high utilization expected beginning Q2 through Q4
- Grand Canyon III (North Sea) – performing ROV support work; expected to transition into its summer trenching campaign during Q2 with high utilization expected into Q4
- Expect to pick up additional spot vessels as needed to cover visible demand

2019 Outlook: Capital Additions & Balance Sheet

2019 Capital Additions are currently forecasted at approximately $140 million, consisting of the following:

- Growth Capex – $115 million[1] related to completion of the Q7000 and related intervention system:
  - $112 million for Q7000, including a $69 million shipyard payment
  - $3 million for intervention systems
- Maintenance Capex – $25 million for vessel and intervention system maintenance, including regulatory certification costs on our vessels and systems for the Seawell, Well Enhancer and Helix Producer I in Q1 2019
- Capital additions for the remainder of 2019 expected to be $112 million

Balance Sheet

- Our total funded debt[2] level is expected to decrease by $34 million (from $466 million at March 31, 2019 to $432 million at December 31, 2019) as a result of scheduled principal payments

[1] Includes capitalized interest

[2] Excludes unamortized discounts and issuance costs

Non-GAAP Reconciliations



Navigating the present, focusing on the future.

Non-GAAP Reconciliations

($ in thousands)	Three Months Ended			Twevle Months Ended
	3/31/19	3/31/18	12/31/18	12/31/18
Adjusted EBITDA:				
Net income (loss)	$ 1,318	$ (2,560)	$ (13,747)	$ 28,598
Adjustments:				
Income tax provision	324	87	1,174	2,400
Net interest expense	2,098	3,896	3,007	13,751
Loss on extinguishment of long-term debt	-	1,105	-	1,183
Other (income) expense, net	(1,166)	(925)	3,099	6,324
Depreciation and amortization	28,509	27,782	27,183	110,522
Non-cash loss on equity investment	-	-	3,430	3,430
EBITDA	$ 31,083	$ 29,385	$ 24,146	$ 166,208
Adjustments:				
Gain on disposition of assets, net	$ -	$ -	$ -	$ (146)
Realized losses from FX contracts not designated as hedging instruments	(869)	(690)	(908)	(3,224)
Other than temporary loss on note receivable	-	(1,129)	-	(1,129)
Adjusted EBITDA	$ 30,214	$ 27,566	$ 23,238	$ 161,709
Free cash flow:				
Cash flows from operating activities	$ (34,246)	$ 41,046	$ 45,917	$ 196,744
Less: Capital expenditures, net of proceeds from sale of assets	(11,630)	(21,214)	(81,652)	(137,058)
Free cash flow	$ (45,876)	$ 19,832	$ (35,735)	$ 59,686

We define EBITDA as earnings before income taxes, net interest expense, gain or loss on extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude gain or loss on disposition of assets. In addition, we include realized losses from foreign currency exchange contracts not designated as hedging instruments and other than temporary loss on note receivable, which are excluded from EBITDA as a component of net other income and expense. We define free cash flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets. We use EBITDA and free cash flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA and free cash flow provide useful information to the public regarding our ability to service debt and fund capital expenditures and may help our investors understand our operating performance and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and free cash flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and free cash flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.



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